Fees Summary	Nov. 10, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	558,780.85
Total Transaction Valuation	4,046,204,588.12
Total Offset Amount	0.00
Net Fee	$ 558,780.85